

The LGL Group, Inc.

(NYSE MKT: LGL)

Sidoti Micro Cap Conference
January 22, 2026

Executive Team Presenting Today



Marc Gabelli

- Over 30 years of experience in asset management with significant A&D investment experience
- Executive of Gabelli Group, the parent company of various Gabelli affiliated entities.
- Long history if the capital markets globally including developed and emerging economies
- Equity arbitrage group of Lehman Brothers International in London and New York



Jason Lamb

- Strategic leader recently with BlackSea Technologies
- Founder and Managing Partner of Hard Yards
- System Engineering Technical Advisor for the
- Defense Advanced Research Projects Agency (DARPA) facilitating technology transition to the US Special Operations Command
- Vice President and Advisor at The HumanGeo Group and a Product Manager at Ringtail Design
- Navy SEAL Officer w ith more than 20 years of deep special operations and intelligence community expertise

Safe Harbor Statement

Information included or incorporated by reference in this presentation may contain forward-looking statements. This information may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different than the future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words “may,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Examples of forward-looking statements include, but are not limited to, statements regarding efforts to grow revenue, expectations regarding fulfillment of backlog, future benefits to operating margins and the adequacy of cash resources. Actual events or results may differ materially from those discussed in forward-looking statements as a result of various factors, including, without limitation, the risks outlined under “Risk Factors” in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 1, 2025. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this presentation will in fact be accurate. Further, we do not undertake any obligation to publicly update any forward-looking statements. As a result, you should not place undue reliance on these forward-looking statements.

Corporate Snapshot

LGL Group is a NYSE Publicly traded Micro-Cap corporation ("LGL")

- Formed in 1917
- IPO in 1946
- Since 1985, acquired 32 businesses, sold 11, and spun off 3
  - ✓ 2022 Spin of MPTI at ~$13 with recent high ~$66
- Value Creation Heritage with NYSE governance

Current LGL Profile (Pro Forma – Estimated for January 22, 2026)

- ❑ 6.39mm [1] Shares Outstanding ~ $6.74 Stock price as of 1/21/2026
  - ✓ Includes 1,051,664 shares issued from the exercise of warrants but excludes stock-based compensation and awards
- ❑ $43.1mm Market Cap [2]
- ❑ $46.4mm Pro Forma estimated Book Value (or $7.26/share)[3]
- ❑ PTF principal subsidiary acquired 2016 Platform for Growth
- ❑ Positioned to access long term value creation opportunities

[1] Excludes 200,000 shares newly options and 140,000 shares of newly issued Restricted Stock (please see corporate filings)

2. Estimated and rounded

3. Company estimates pro-forma at 22 January 2026 using Sept 30 2025, as reported and estimates from warrants exercise proceeds

PTF Precise Time and Frequency, LLC

New Business Initiatives

New Business Initiatives

- History of making disciplined, strategic acquisitions, capital expansions and partnerships
- Various industries; financial service, industrial manufacturing, transportation, & communications…more to come……
- Defense sector merchant developments expected in 2026
- All new business initiatives are immaterial to current financials



SPV's
Operating Business
New Initiatives
Mergers and Acquisitions

Strong Network Effects To Grow Value

Since 1985

- ✓ 32 Acquisitions
- ✓ 11 Sales
- ✓ 3 Spin-Offs
- ✓ Rights Offerings
- ✓ Warrants
- ✓ Value

Strategic Priorities

New Business Priorities

- Development of Owned and Operated Businesses organically and through acquisition
- Development of Merchant Investment Vehicles to include Special Purpose, Venture, and Advisory
- Morgan Group share acquisition to be halted in the medium term and re-evaluated in context later in the year


Long-Term Ownership
Research
Advisory
Investment
Brokerage

Strong Network Effects To Grow Value

Since 1985

- ✓ 32 Acquisitions
- ✓ 11 Sales
- ✓ 3 Spin-Offs
- ✓ Rights Offerings
- ✓ Warrants
- ✓ Value

Connectivity and Measurement

Precise Time and Frequency, LLC (PTF)

Manufacturing






- Founded in 2002
- Focus on Developing Systems for High-performance frequency and time reference standards
- $~700 million TAM with 6.2% CAGR from 2020 to 2027
- Significant expansion potential with 3,000 sq. ft. manufacturing facility based in Wakefield, Mass.
- Business Model designed for:
  - Efficiency - Outsource fabrication and PCB assembly
  - Flexibility - In-house design/development
  - Quality - In-house final assembly test

Corporate HQ
Wakefield, Mass.



Delivered to Shareholders:

Separation at $13 per share to recent high of $59 ~ $141mm market cap

SPIN OFF: October 7, 2022 (NYSE – MPTI)

Creating standalone Aerospace and Defense frequency control engineering pure play

MtronPTI's Significant Opportunity in the Defense Landscape

The Budget prioritizes enhancements to offensive air and sea power through the modernization of existing weapons, ships, aircraft and electronic warfare capabilities: C4ISR requires RF capability on nearly every platform


Frequency Control
Crystals
Tunable
Filters


Radar
Frequency Control
Crystals
Filters
UAV Data Link
Frequency Control
Crystals
Tunable
Filters
Airborne Communication
Frequency Control
Crystals
Tunable
Filters
Maritime / Ship Communication
Frequency Control
Crystals
Filters
Missile
Frequency Control
Soldier Communication
Frequency Control
Crystals
Filters

Develop and Deliver


45.00
34.79
30.00
15.00
0.00

HOULIHAN LOKEY

Key Distinctiveness


1 Access team's unique global relationships across multiple sectors
2 Proven track record in Public Market and Private Equity
3 Focus on companies with foundation to scale
4 Proprietary investment methodology; long term active approach
5 Leverage on an impressive network for origination and corporate access
6 Well balanced Team of professionals
LGL GROUP

Corporate Snapshot

Summary

- NYSE Listed Micro Cap
- Long History of Delivering Value
- PTF Time and Frequency Instrumentation Platform
- Positioned for Expansion
- 2026 beginning a period of use of the balance sheet

Questions



Please see full disclosures. All points in discussions are estimates.

Contact Information

Visit us: www.LGLgroup.com

Contact us: Investor Relations

info@LGLgroup.com

(407) 298-2000